Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT
This THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of December 29, 2017 (this “Amendment”), is entered into by and among CSRA Inc. (formerly known as Computer Sciences Government Services Inc.), a Nevada corporation (the “Company”), the Guarantors listed on the signature pages hereto, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as administrative agent for the Lenders under the Pro Rata Facilities (in such capacity, the “Pro Rata Administrative Agent”), Royal Bank of Canada, as administrative agent for the Lenders under the Term Loan B Facility (in such capacity, the “Term Loan B Administrative Agent” and, together with the Pro Rata Administrative Agent, the “Administrative Agents”), the Incremental Term Loan B Lenders (as defined below) and the Lenders listed on the signature pages hereto. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to such terms in the Credit Agreement (as defined below).
W I T N E S S E T H:
WHEREAS, pursuant to the Credit Agreement, dated as of November 27, 2015 (as amended by the First Amendment to Credit Agreement dated as of November 30, 2016, the Second Amendment to Credit Agreement dated as of June 15, 2017 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; and the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”), among the Company, the Guarantors party thereto, the Lenders party thereto, the Administrative Agents, MUFG Union Bank, N.A., as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”), and the other Persons party thereto, the Lenders named therein have extended certain credit facilities to the Company.
WHEREAS, the Company has requested that (i) The Bank of Tokyo-Mitsubishi UFJ, Ltd., MUFG Union Bank, N.A., MUFG Securities Americas Inc. and their respective affiliates, (ii) RBC Capital Markets, (iii) Merrill Lynch, Pierce, Fenner & Smith Incorporated and its respective affiliates, (iv) The Bank of Nova Scotia, (v) JPMorgan Chase Bank, N.A. and (vi) Mizuho Bank, Ltd., as joint lead arrangers and joint bookrunners (collectively, the “Lead Arrangers”), arrange Incremental Term Loan B Advances in an aggregate principal amount of $200,000,000 (the “Incremental Term Loan B Advances”) pursuant to Section 2.20(c) of the Credit Agreement, the proceeds of which will be used to make a voluntary prepayment in full of the balance of the aggregate principal amount of the existing Revolving Loan Advances outstanding immediately prior to the Third Amendment Effective Date (as defined below) (the “Existing Revolving Loan Advances”) and for general corporate purposes.
WHEREAS, each institution listed on Schedule I hereto as an Incremental Term Loan B Lender (each, an “Incremental Term Loan B Lender”) (i) has agreed, on the terms and conditions set forth herein and in the Credit Agreement, to provide the amount of the Incremental Term Loan B Advances set forth opposite its name under the heading “Incremental Term Loan B Commitment” on Schedule I hereto (the “Incremental Term Loan B Commitment”) and (ii) by executing a signature page to this Amendment, approves of the amendments to the Credit Agreement as set forth in Section 4 hereof.

WHEREAS, the Company has requested that each of the Revolving Lenders and each of the Swing Line Banks agree to extend the Revolving Commitment Termination Date as set forth herein, and subject to the terms and conditions hereof, each of the Revolving Lenders and each of the Swing Line Banks is willing to do so.
WHEREAS, the Company has requested that each of the Tranche A2 Lenders agree to extend the Tranche A2 Maturity Date as set forth herein, and subject to the terms and conditions hereof, each of the Tranche A2 Lenders is willing to do so.
WHEREAS, the Company has requested that (i) Tranche A1 Lenders holding at least a majority in principal amount of the Tranche A1 Advances outstanding immediately prior to the Third Amendment Effective Date and (ii) Tranche A2 Lenders holding at least a majority in principal amount of the Tranche A2 Advances outstanding immediately prior to the Third Amendment Effective Date agree to amend the Credit Agreement to provide that the Company shall not be required to prepay the Term Loan A Facilities with any Excess Cash Flow as set forth herein, and subject to the terms and conditions hereof, Tranche A1 Lenders holding at least such a majority in principal amount of the Tranche A1 Advances outstanding immediately prior to the Third Amendment Effective Date and Tranche A2 Lenders holding at least such a majority in principal amount of the Tranche A2 Advances outstanding immediately prior to the Third Amendment Effective Date are willing to do so.
WHEREAS, the Company has requested that the Majority Lenders and each of the Administrative Agents agree to amend certain provisions of the Credit Agreement as set forth herein, and subject to the terms and conditions hereof, the Majority Lenders and each of the Administrative Agents are willing to do so.
NOW THEREFORE, in consideration of the premises, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.References. The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Amendment. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement or any other Loan Document shall, after this Amendment becomes effective, refer to the Amended Credit Agreement.
2.    Incremental Term Loan B Advances.
(a)    Subject to the terms and conditions set forth herein, each Incremental Term Loan B Lender agrees to make Incremental Term Loan B Advances to the Company on the Third Amendment Effective Date in a principal amount equal to its Incremental Term Loan B Commitment. Unless previously terminated, the Incremental Term Loan B Commitment shall terminate at 5:00 p.m., New York City time, on the Third Amendment Effective Date.
(b)    Commencing on the Third Amendment Effective Date, for all purposes under the Amended Credit Agreement and the other Loan Documents (as defined in the Amended Credit

Agreement), (i) the Incremental Term Loan B Advances shall be “Term Loan B Advances” and (ii) each Incremental Term Loan B Lender shall be a “Term Loan B Lender” with outstanding “Term Loan B Advances” under the Amended Credit Agreement.
3.    Certain Agreements.
(a)    The initial Interest Period with respect to the Incremental Term Loan B Advances shall commence on the Third Amendment Effective Date and end on the last day of the Interest Period then applicable to the existing Term Loan B Advances outstanding immediately prior to the Third Amendment Effective Date (the “Existing Term Loan B Advances”) (or, if there shall be more than one such Interest Period, with the principal amounts of the Incremental Term Loan B Advances apportioned among such Interest Periods in the same proportions as the Existing Term Loan B Advances are then apportioned).
4.    Amendments to the Second Amendment and the Credit Agreement. Effective as of the Third Amendment Effective Date, the Second Amendment and the Credit Agreement, as applicable, are hereby amended as follows:
(a)    The cover page of the Credit Agreement is hereby amended and restated in the form attached as Exhibit A hereto.
(b)    Section 4(a) of the Second Amendment is hereby deleted in its entirety.
(c)    Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:
““Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.”
““PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.”
““Third Amendment” means that certain Third Amendment to Credit Agreement, dated as of December 29, 2017, by and among the Company, the Guarantors party thereto, the Incremental Term Loan B Lenders (as defined therein) party thereto, the Lenders party thereto, the Pro Rata Administrative Agent and the Term Loan B Administrative Agent.”
““Third Amendment Effective Date” means the date on which the conditions set forth in Section 6 of the Third Amendment have been satisfied, which date is December 29, 2017.”
(d)    The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended by:

(i)	replacing the phrase “twelve months” in clause (b)(xvii) thereof with the phrase “eighteen months”; and

(ii)	adding, immediately after the end of clause (b)(xvii) thereof, the following new clause (b)(xviii):
“plus (xviii) stock-option based and other equity-based compensation expenses (including any make-whole payments to holders of such stock options or other equity-based awards in connection with dividends paid prior to the Third Amendment Effective Date and any cash payments in respect of withholding taxes on the award or exercise of stock options or other equity-based awards),”
(e)    Clause (v) of the definition of “Defaulting Lender” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(v) any Lender with respect to which a Lender Insolvency Event has occurred and is continuing with respect to such Lender or its Parent Company or any Lender that has become the subject of a Bail-In Action; provided that a Lender Insolvency Event shall not be deemed to occur with respect to a Lender or its Parent Company solely as a result of the acquisition or maintenance of an ownership interest in such Lender or Parent Company by a governmental authority or instrumentality thereof so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such governmental authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.”
(f)    The definition of “ECF Percentage” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
““ECF Percentage” means, as of the date of determination, (a) if the Consolidated Secured Net Leverage Ratio as of the last day of the applicable fiscal year of the Company is greater than 3:50:1.00, 50.0%, (b) if the Consolidated Secured Net Leverage Ratio as of the last day of the applicable fiscal year of the Company is less than or equal to 3.50:1.00 but greater than 3.00:1.00, 25.0% and (c) otherwise, 0.0%. For the avoidance of doubt, at any time following a Lien Release Event, but prior to any Ratings Trigger Event, the ECF Percentage shall be 0.0%.”
(g)    The proviso in the definition of “Permitted Acquisition” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“provided that, in each case, (i) no Potential Event of Default exists or would result therefrom and (ii) on a pro forma basis, the Consolidated Secured Net Leverage Ratio and the Consolidated Total Net Leverage Ratio, in each case as of the last day of the most recent fiscal quarter of the Company for which financial statements have been delivered pursuant to Section 5.01(b) prior to the consummation of such purchase or other acquisition do not exceed 3.75:1:00 and 5.00:1:00, respectively.”

(h)    The definition of “Revolving Commitment Termination Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
““Revolving Commitment Termination Date” means, with respect to any Revolving Lender or Swing Line Bank, the earlier of (i) November 30, 2022 or such later date to which such date may be extended from time to time pursuant to Section 2.16(a) with the consent of such Revolving Lender or Swing Line Bank (as applicable) and (ii) the date of termination in whole of the Commitments of all Lenders pursuant to Section 2.05 or 6.01.”
(i)    The definition of “Term Loan B Advance” in Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:
“The aggregate amount of Term Loan B Advances outstanding on the Third Amendment Effective Date (after giving effect to the repayment of Term Loan B Advances pursuant to Section 2.06(a)(iii)(A)(2) and the funding of the Incremental Term Loan B Advances, in each case to be made on such date) will be $849,000,000.”
(j)    The definition of “Tranche A2 Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
““Tranche A2 Maturity Date” means November 30, 2022 or, if such date is not a Business Day, the first Business Day thereafter (unless such next Business Day is not in the same calendar month, in which case the next preceding Business Day).”
(k)    Section 2.06(a)(iii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(iii)    with respect to the Term Loan B Facility, for the account of the Term Loan B Lenders:
(A)    on each Term Loan B Repayment Date on or prior to the Third Amendment Effective Date: (1) in a principal amount equal to 0.25% of the aggregate principal amount of the Term Loan B Advances made on the Merger Date, on each Term Loan B Repayment Date through and including the Term Loan B Repayment Date on June 30, 2017, (2) in a principal amount equal to $500,000 on each Term Loan B Repayment Date commencing with September 30, 2017 and ending on December 31, 2022, (3) in a principal amount equal to $2,375,000 on each Term Loan B Repayment Date thereafter (which amounts shall be reduced as a result of the application of voluntary or mandatory prepayments made pursuant to clause (b) or (c) below on or after the Second Amendment Effective Date in the order specified by the Company in the applicable notice of prepayment; provided that if the Company fails to make any such specification, any voluntary or mandatory prepayments made pursuant to clause (b) or (c) below shall be applied in direct chronological order to all then-remaining payments) and (4) the then outstanding principal amount of the Term Loan B Advances on the Term Loan B Maturity Date; and

(B)     on each Term Loan B Repayment Date after the Third Amendment Effective Date: (1) in a principal amount equal to $1,000,000 on each Term Loan B Repayment Date after the Third Amendment Effective Date through December 31, 2022, (2) in a principal amount equal to $3,250,000 on each Term Loan B Repayment Date thereafter (which amounts shall be reduced as a result of the application of voluntary or mandatory prepayments made pursuant to clause (b) or (c) below on or after the Third Amendment Effective Date in the order specified by the Company in the applicable notice of prepayment; provided that if the Company fails to make any such specification, any voluntary or mandatory prepayments made pursuant to clause (b) or (c) below shall be applied in direct chronological order to all then-remaining payments) and (3) the then outstanding principal amount of the Term Loan B Advances on the Term Loan B Maturity Date.”
(l)    Section 2.06(b)(ii)(B) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(B)    In the event that the Company has Excess Cash Flow for any fiscal year of the Company commencing with the fiscal year ending on or about March 31, 2016, the Company shall, not later than ninety (90) days following the end of such fiscal year, prepay Term Loan B Advances in an amount equal to the excess of (x) an amount equal to the ECF Percentage multiplied by Excess Cash Flow for such fiscal year over (y) the amount of prepayments of Term Loan B Advances pursuant to Section 2.06(c) (including, in the case of Term Loan B Advances prepaid pursuant to Section 2.06(c)(iii), the actual purchase price paid in cash in respect of such Term Loan B Advances) during such fiscal year (other than any such prepayment made with the proceeds of Funded Debt (other than Revolving Loan Advances)).”
(m)    Section 2.06(b)(ii)(C) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(C)    Any mandatory prepayment of (x) Term Advances to be made pursuant to Section 2.06(b)(ii)(A) shall be applied pro rata to the Term Advances under the Term Facilities then outstanding based on the aggregate principal amounts of outstanding Advances of each Class under the Term Facilities; provided that to the extent provided in the relevant Incremental Term Loan A Facility Amendment, Incremental Term Loan B Facility Amendment or Extension Amendment, any Class of Incremental Term Loan A Advances, Incremental Term Loan B Advances or Extended Advances under the Term Loan A Facilities or the Term Loan B Facility may be paid on a pro rata basis or less than pro rata basis with any other Class of Advances under the Term Facilities and (y) Term Loan B Advances to be made pursuant to Section 2.06(b)(ii)(B) shall be applied pro rata to the Term Loan B Advances then outstanding based on the aggregate principal amounts of outstanding Term Loan B Advances; provided that to the extent provided in the relevant Incremental Term Loan B Facility Amendment or Extension Amendment, any Incremental Term Loan B Advances or Extended Advances under the Term Loan B Facility may be paid on a pro rata basis or less than pro rata basis with the Term Loan B Facility.”

(n)    Section 2.06(c)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(ii)    In the event any Term Loan B Advances are subject to a Repricing Event prior to the six month anniversary of the Third Amendment Effective Date, a Term Loan B Lender whose Term Loan B Advances are prepaid or repaid in whole or in part, or which is required to assign any of its Term Loan B Advances pursuant to Section 2.17, in connection with such Repricing Event or which holds a Term Loan B Advance the Effective Yield of which is reduced as a result of a Repricing Event shall be paid an amount equal to 1.00% of the aggregate principal amount of such Term Loan B Lender’s Term Loan B Advances so prepaid, repaid, assigned or repriced.”
(o)    Section 2.15(a) of the Credit Agreement is hereby amended by (i) deleting the word “and” after the end of clause (iii) thereof, (ii) replacing the period at the end of clause (iv) thereof with “; and” and (iii) adding the following new clause (v) after clause (iv) thereof:
“(v)    with respect to the Incremental Term Loan B Advances incurred on the Third Amendment Effective Date, (x) to prepay the aggregate principal amount of the existing Revolving Loan Advances outstanding immediately prior to the Third Amendment Effective Date, (y) to pay the fees and expenses incurred in connection with the Third Amendment and (z) for general corporate purposes.”
(p)    Each of Sections 2.15(b) and 2.15(c) of the Credit Agreement is hereby amended by replacing the phrase “Restricted Subsidiaries” therein with the phrase “Subsidiaries”.
(q)    Section 2.18(b) of the Credit Agreement is hereby amended by adding the phrase “at par” between the words “purchase” and “that portion”.
(r)    Section 2.20(b)(i) of the Credit Agreement is hereby amended by replacing the phrase “3.50:1.00” therein with the phrase “3.75:1.00”.
(s)    Section 2.20(c)(i) of the Credit Agreement is hereby amended by replacing the phrase “3.50:1.00” therein with the phrase “3.75:1.00”.
(t)    Clause (A) of the proviso in Section 2.20(c)(iii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(A) if the Effective Yield for any Incremental Term Loan B Advances incurred on or prior to the date that is twelve months after the Third Amendment Effective Date exceeds the Effective Yield for the Term Loan B Advances by more than 50 basis points (the amount of such excess above 50 basis points being referred to herein as the “Yield Differential”), then the Applicable Margin for the Term Loan B Advances shall automatically be increased by the Yield Differential, effective upon the making of such Incremental Term Loan B Advances,”

(u)    Section 5.02(d)(ix) of the Credit Agreement is hereby amended by replacing the phrase “2.50:1.00” therein with the phrase “2.75:1.00”.
(v)    Section 5.02(m)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(ii)    Consolidated Total Debt to Consolidated EBITDA Ratio. The Company will not permit at the end of any quarterly financial reporting period the Consolidated Total Net Leverage Ratio to exceed (A) at any time prior to a Lien Release Event or on and after a Ratings Trigger Event subsequent thereto, 4.50:1.00 or (B) on or after a Lien Release Event, but prior to a Ratings Trigger Event subsequent thereto, (1) at any time prior to June 30, 2017, 4.00:1.00 and (2) at any time on or after June 30, 2017, 3.75:1.00 (or, in the case of this clause (2), 4.00:1.00 during the 12-month period following the consummation of any Permitted Acquisition or series of related Permitted Acquisitions that involves consideration (including non-cash consideration) with a fair market value, as of the date of the closing thereof, in excess of $75,000,000).”
(w)    Section 7.01 of the Credit Agreement is hereby amended by replacing the phrase “Lenders” in the first sentence thereof with the phrase “Secured Parties”.
(x)    Section 7.02 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(a) Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of this Agreement and each other Loan Document, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Agent or any Secured Party with respect thereto. The obligations of each Guarantor under or in respect of the guarantee under this Article VII (this “Guaranty”) are independent of the Guaranteed Obligations or any other obligations of the Company or any other Guarantor, as the case may be, under or in respect of this Agreement and the other Loan Documents or any Secured Hedge Agreement, and a separate action or actions may be brought and prosecuted against any Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Company or any Guarantor, as the case may be, or whether the Company or any Guarantor, as the case may be, is joined in any such action or actions, and any failure by any Agent or any Secured Party to bring any such action, to make any such demand, to pursue such other rights or remedies or to collect any payments from the Company, any Guarantor or any other Person or to realize upon any such guarantees or to exercise any rights of setoff or any release of the Company, any Guarantor or any other Person or guarantee or right of setoff, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Agent or any Secured Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings. The liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to, any or all of the following:

(i)    any lack of validity or enforceability against the Company or any Guarantor, as the case may be, of this Agreement, any other Loan Document, any Secured Hedge Agreement or any agreement or instrument relating thereto;
(ii)    any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other obligations of the Company or any Guarantor, as the case may be, under or in respect of this Agreement and the other Loan Documents and Secured Hedge Agreements, or any other amendment, supplement, modification or waiver of or any consent to departure from this Agreement or any other Loan Document or any Secured Hedge Agreement, including, without limitation, any renewal, extension or acceleration, or any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Company or any of its Restricted Subsidiaries or otherwise;
(iii)    any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations;
(iv)    any manner of application of any collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or any other obligations of the Company or any Guarantor, as the case may be, under this Agreement, the other Loan Documents and the Secured Hedge Agreements or any other assets of the Company or any of its Restricted Subsidiaries;
(v)    any change, restructuring or termination of the corporate structure or existence of the Company or any of its Restricted Subsidiaries;
(vi)    any failure of any Agent or any Secured Party to disclose to any Guarantor any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of the Company, any Guarantor or any of their respective Subsidiaries now or hereafter known to such Agent or such Secured Party (each Guarantor waiving any duty on the part of the Agents and the Secured Parties to disclose such information);
(vii)    any settlement, compromise, release, discharge of, or acceptance or refusal of any payment or performance with respect to or reduction of liability of the Company, any other Guarantor or other guarantor or surety with respect to the Guaranteed Obligations, or any subordination of the Guaranteed Obligations to any other obligations;
(viii)     any failure or omission to assert or enforce or agreement or election not to assert or enforce, delay in enforcement, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under any Loan Document, at law, in equity or otherwise) with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of the payment of the Guaranteed Obligations; or

(ix)    any other circumstance (including, without limitation, to the fullest extent permitted under applicable law, any statute of limitations) or any existence of or reliance on any representation by any Agent or any Secured Party that might in any manner or to any extent vary the risk of the Company or any other Guarantor, as the case may be, as an obligor in respect of the Guaranteed Obligations or otherwise constitute a defense available to, or a discharge of, the Company, any Guarantor or any other guarantor or surety.
No payment made by the Company, any of the Guarantors, any other guarantor or any other Person or received or collected by any Agent or any Secured Party from the Company, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment, remain liable for the Guaranteed Obligations until the full discharge of the Guaranteed Obligations.”
(y)    Each of Sections 7.03(a) and 7.03(d) of the Credit Agreement is hereby amended by replacing the phrase “Lender” with the phrase “Secured Party” in each instance where such phrase is used therein.
(z)    Section 7.03(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(e)    Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by this Agreement and the other Loan Documents and the Secured Hedge Agreements and that the waivers set forth in Section 7.02 and this Section 7.03 are knowingly made in contemplation of such benefits.”
(aa)    Section 7.04 of the Credit Agreement is hereby amended by replacing the phrase “Lender” with the phrase “Secured Party” and the phrase “Lenders” with the phrase “Secured Parties” in each instance where such phrase is used therein.
(bb)    Section 7.05(a) of the Credit Agreement is hereby amended by replacing the phrase “Lender” with the phrase “Secured Party” and the phrase “Lenders” with the phrase “Secured Parties” in each instance where such phrase is used therein.
(cc)    Section 7.06(b) of the Credit Agreement is hereby amended by replacing the phrase “Lender” therein with the phrase “Secured Party”.
(dd)    Section 7.09 of the Credit Agreement is hereby amended by replacing the phrase “Lender” therein with the phrase “Secured Party”.
(ee)    Article IX is hereby amended by adding the following new Section 9.22 after Section 9.21 thereof:
“Section 9.22    Certain ERISA Matters.

(a)Each Lender that consents to the Third Amendment and each Person that becomes a Lender after the Third Amendment Effective Date (solely for purposes of this Section 9.22, each, a “Lender” and, collectively, the “Lenders”) (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the applicable Agent and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Company or any other Loan Party, that at least one of the following is and will be true:

(i)
such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Advances or the Commitments,

(ii)
the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement,

(iii)
(A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Advances, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement, or

(iv)	such other representation, warranty and covenant as may be agreed in writing between the applicable Agent, in its sole discretion, and such Lender.
(b)    In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the applicable Agent and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Company or any other Loan Party, that:

(i)
none of the Agents or any Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Agents under this Agreement, any Loan Document or any documents related to hereto or thereto),

(ii)
the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50,000,000, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),

(iii)
the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations),

(iv)
the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Advances, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and

(v)
no fee or other compensation is being paid directly to any Agent or any Arranger or any their respective Affiliates for investment advice (as opposed to other services) in connection with the Advances, the Commitments or this Agreement.

(a)    The applicable Agent and each Arranger hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Advances, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Advances or the Commitments for an amount less than the amount being paid for an interest in the Advances or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.”
5.    No Other Amendments. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agents, the Collateral Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. Except for the amendments set forth herein, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and the Company hereby ratifies and confirms its obligations thereunder. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection or continuity of the Administrative Agents’, the Collateral Agent’s or the Lenders’ security interests in, security titles to, or other Liens on, any Collateral for the Obligations.
6.    Conditions to Effectiveness. This Amendment, the amendments to the Credit Agreement contained in Section 4 hereof and the obligations of the Incremental Term Loan B Lenders to make the Incremental Term Loan B Advances shall become effective as of the first date when, and only when, each of the following conditions has been met or duly waived by each of the Administrative Agents and the applicable Lenders in writing (such date, the “Third Amendment Effective Date”):

(a)	the Administrative Agents shall have received:

(i)
from the Company, each Guarantor, each Incremental Term Loan B Lender, each Revolving Lender, each Swing Line Bank, each Tranche A2 Lender, Tranche A1 Lenders holding at least a majority in principal amount of the Tranche A1 Advances outstanding immediately prior to the Third Amendment Effective Date and Lenders constituting the Majority Lenders (including, for the avoidance of doubt, after giving effect to any assignments by Third Amendment Non-Consenting Lenders (as defined below) to Eligible Lenders), either (A) a counterpart of this Amendment signed on behalf of such party or (B) written evidence satisfactory to the Pro Rata Administrative Agent (which may include facsimile or other electronic transmission of a signed counterpart of this Amendment) that such party has signed a counterpart of this Amendment;

(ii)
a certificate of the Secretary or an Assistant Secretary or other authorized officer of the Company and each Guarantor, dated the Third Amendment Effective Date, (A) either (x) certifying the names and true signatures of the officers of the Company and such Guarantor, as the case may be, authorized to sign this Amendment and any other documents to be delivered by the Company or such Guarantor hereunder or (y) certifying that there has been no change to the officers of the Company and such Guarantor, as the case may be, authorized to sign Loan Documents and any other documents to be delivered by the Company or such Guarantor since the incumbency certificate delivered on the Closing Date, the First Amendment Effective Date or the Second Amendment Effective Date, as the case may be, (B) either (x) attaching and certifying the correctness and completeness of the copies of the Company’s and such Guarantor’s Certificate of Incorporation and Bylaws or Certificate of Formation and Limited Liability Company Agreement or (y) certifying that there has been no change to such Certificate of Incorporation and Bylaws or Certificate of Formation and Limited Liability Company Agreement since last delivered on the Closing Date, the First Amendment Effective Date or the Second Amendment Effective Date, as the case may be, (C) attaching and certifying the correctness and completeness of copies of the resolutions of the Board of Directors or similar governing body of each of the Company and each Guarantor, approving the execution, delivery and performance of this Amendment, and (D) attaching a good standing certificate of the Company and each Guarantor from the state of its organization, each dated a recent date prior to the Third Amendment Effective Date;

(iii)
customary legal opinions of (i) Davis Polk & Wardwell LLP, New York counsel to the Loan Parties, (ii) Woodburn and Wedge, special Nevada counsel to the Loan Parties and (iii) McGuire Woods LLP, special Virginia counsel to the Loan Parties, in each case, dated the Third Amendment Effective Date and consistent with the opinions provided on the Second Amendment Effective Date;

(iv)
a certificate from an authorized financial officer of the Company in the form of Exhibit H to the Credit Agreement certifying as to the solvency of the Company and its Subsidiaries on a consolidated basis after giving effect to the incurrence of the Incremental Term Loan B Advances and the prepayment of the Existing Revolving Loan Advances on the Third Amendment Effective Date;

(v)	a Notice of Borrowing in accordance with Section 2.02 of the Credit Agreement with respect to the Incremental Term Loan B Advances; and

(vi)	the payment of all fees and expenses payable to the Administrative Agents, the Lead Arrangers and the Lenders under the Pro Rata Facilities on or prior to the Third Amendment Effective Date in connection with the Incremental Term Loan B Advances and the execution and delivery of this Amendment, including, without limitation, to the extent invoiced at least two Business Days prior to the Third Amendment Effective Date, reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to the Administrative Agents) required to be reimbursed or paid by the Company under this Amendment;

(b)
the Administrative Agents and the Lenders shall have received all documentation and other information reasonably requested with respect to the Company and any Guarantor in writing by any Lender at least 10 Business Days in advance of the Third Amendment Effective Date, which documentation or other information is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act; and

(c)
each Third Amendment Non-Consenting Lender with respect to this Amendment shall have received payment of an amount equal to the outstanding principal amount of its Advances, accrued interest thereon, accrued fees and, to the extent invoiced at least two Business Days prior to the Third Amendment Effective Date, all other amounts payable to it under the Credit Agreement and the other Loan Documents (including pursuant to Section 9.04 of the Credit Agreement).

7.    Representations and Warranties. Each Loan Party hereby represents and warrants that (i) it has taken all necessary corporate, partnership or limited liability action, as applicable, to authorize it to execute, deliver and perform its obligations under this Amendment (including under the Amended Credit Agreement) in accordance with the terms hereof and to consummate the transactions contemplated hereby, (ii) each representation and warranty made by such Loan Party hereunder or under any Loan Document is true and correct in all material respects (unless any such representation and warranty is qualified as to materiality, in which case such representation and warranty is true and correct in all respects, and unless such representation and warranty is made as of an earlier date, in which case such representation and warranty was true and correct in all material respects as of such earlier date) as of the Third Amendment Effective Date, both before and after giving effect to the effectiveness of this Amendment and (iii) no Default or Event of Default has occurred and is continuing. This Amendment is a valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, arrangement, moratorium and other similar laws affecting creditors’ rights generally, concepts of reasonableness and the application of general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).
8.    Acknowledgment of Security Interests. Each Loan Party hereby acknowledges that, as of the date hereof, the security interests and liens granted to the Collateral Agent under the Credit Agreement and the other Loan Documents are in full force and effect and are enforceable in accordance with the terms of the Credit Agreement and the other Loan Documents, subject to the effect of applicable bankruptcy, insolvency, arrangement, moratorium and other similar laws affecting creditors’ rights generally, concepts of reasonableness and the application of general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).
9.    Reaffirmation of Guarantees and Loan Documents. Each Guarantor hereby reaffirms its guaranty of the Obligations pursuant to the Credit Agreement and hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to this Amendment. Each Loan Party hereby confirms that each Loan Document to which it is a party or is otherwise bound will continue to be in full force and effect as amended by this Amendment and, except as expressly set forth in this Amendment, all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment.
10.    Consent to Assignment.
(a)    For purposes of Section 9.07(b) of the Amended Credit Agreement, the Company and the Term Loan B Administrative Agent hereby consent to the assignment of any Incremental Term Loan B Advances held by the Incremental Term Loan B Lenders on the Third Amendment Effective Date; provided that the Company consents to such assignment only to the extent that the amount and relative assignee of each such assignment has been disclosed by the Incremental Term Loan B Lenders to, and approved by, the Company on or prior to the Third Amendment Effective Date.
(b)    For purposes of Section 9.07(b) of the Amended Credit Agreement, the Company and the Pro Rata Administrative Agent hereby consent to the assignment of any Advances or Commitments held by Third Amendment Non-Consenting Lenders as of the Consent Deadline (as defined below); provided that the Company consents to such assignment only to the extent that the amount and relative assignee of each such assignment has been disclosed by the Pro Rata Administrative Agent to, and approved by, the Company on or prior to the Third Amendment Effective Date.
11.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
12.    Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.
13.    Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
14.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

15.    Replacement of Third Amendment Non-Consenting Lenders.
(a)    The Company hereby gives notice to each Revolving Lender and the Pro Rata Administrative Agent that, pursuant to Section 2.17(b) of the Credit Agreement, upon receipt of signature pages to this Amendment from the Majority Lenders and the Majority Facility Lenders with respect to the Revolving Facility, if such Revolving Lender has not executed and delivered a signature page to this Amendment by December 7, 2017 (the “Consent Deadline”), the Company may, on or after the Consent Deadline, exercise its option to cause such Revolving Lender (each such Revolving Lender, a “Third Amendment Non-Consenting Revolving Lender”) to assign and delegate without recourse, all of its interests, rights (other than its existing rights to payments pursuant to Section 2.10, 2.12 or 9.04 of the Credit Agreement) and obligations under the Credit Agreement to an Eligible Assignee that shall assume such obligations and become a party to this Amendment.
(b)    The Company hereby gives notice to each Tranche A2 Lender and the Pro Rata Administrative Agent that, pursuant to Section 2.17(b) of the Credit Agreement, upon receipt of signature pages to this Amendment from the Majority Lenders and the Majority Facility Lenders with respect to the Tranche A2 Facility, if such Tranche A2 Lender has not executed and delivered a signature page to this Amendment by the Consent Deadline, the Company may, on or after the Consent Deadline, exercise its option to cause such Tranche A2 Lender (each such Tranche A2 Lender, a “Third Amendment Non-Consenting Tranche A2 Lender” and, together with the Third Amendment Non-Consenting Revolving Lenders, the “Third Amendment Non-Consenting Lenders”) to assign and delegate without recourse, all of its interests, rights (other than its existing rights to payments pursuant to Section 2.10, 2.12 or 9.04 of the Credit Agreement) and obligations under the Credit Agreement to an Eligible Assignee that shall assume such obligations and become a party to this Amendment.
(c)    Each Administrative Agent hereby waives the payment of the processing and recordation fee specified in Section 9.07(b)(iv) of the Credit Agreement with respect to each assignment by a Third Amendment Non-Consenting Lender to an Eligible Lender with respect to this Amendment.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

COMPANY:	CSRA INC., as the Company
By: /s/ David F. Keffer
Name: David F. Keffer
Title: Executive Vice President and Chief
Financial Officer

GUARANTORS:	CSRA LLC (f/k/a CSC Government Solutions LLC), as a Guarantor
By: /s/ David F. Keffer
Name: David F. Keffer
Title: Vice President and Chief Financial Officer
STAR SECOND MERGER SUB LLC, as a Guarantor
By: /s/ David P. Loose
Name: David P. Loose
Title: Vice President and Treasurer
STERLING PARENT LLC, as a Guarantor
By: /s/ David P. Loose
Name: David P. Loose
Title: Vice President and Treasurer
SRA INTERNATIONAL, INC., as a Guarantor
By: /s/ David F. Keffer
Name: David F. Keffer
Title: Vice President and Chief Financial Officer
CSRA STATE AND LOCAL SOLUTIONS LLC, as a Guarantor
By: /s/ David P. Loose
Name: David P. Loose
Title: Vice President and Treasurer

AGENTS:	THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Pro Rata Administrative Agent
By: /s/ Yen Hua
Name: Yen Hua
Title: Director

AGENTS:	ROYAL BANK OF CANADA, as Term Loan B Administrative Agent
By: s/ Susan, Khokher
Name: Susan, Khokher
Title: Manager, Agency

INCREMENTAL TERM LOAN

B LENDERS:	THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender and an Incremental Term Loan B Lender
By: /s/ Yen Hua
Name: Yen Hua
Title: Director

INCREMENTAL TERM LOAN

B LENDERS:	ROYAL BANK OF CANADA, as an Incremental Term Loan B Lender
By: /s/ Theodore Brown
Name: Theodore Brown
Title: Authorized Signatory

ROYAL BANK OF CANADA,
as Swing Line Bank
By: /s/ Theodore Brown
Name: Theodore Brown
Title: Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as Swing Line Bank
By: /s/ Yen Hua
Name: Yen Hua
Title: Director

BANK OF AMERICA, N.A.,
as Swing Line Bank
By: /s/ Arti Dighe
Name: Arti Dighe
Title: Vice President

THE BANK OF NOVA SCOTIA,
as Swing Line Bank
By: /s/ Winston Lua
Name: Winston Lua
Title: Director

APPLE BANK FOR SAVINGS,
as a Lender
By: /s/ Douglas L. Van Horne
Name: Douglas L. Van Horne
Title: Senior Vice President
Chief Investment Officer

LENDERS:	BANK OF AMERICA, as a Lender
By: /s/ Arti Dighe
Name: Arti Dighe
Title: Vice President

THE BANK OF EAST ASIA, LIMITED NEW YORK BRANCH, as a Lender
By: /s/ James Hua
Name: James Hua
Title: Senior Vice President
If a second signature is necessary:
By: /s/ Kitty Sin
Name: Kitty Sin
Title: Senior Vice President

BARCLAYS BANK PLC,
as a Revolving Lender
By: /s/ Craig Malloy
Name: Craig Malloy
Title: Director

LENDERS:	The Bank of Nova Scotia, as a Lender
By: /s/ Winston Lua
Name: Winston Lua
Title: Director

The Bank of New York Mellon Corporation,
as a Lender
By: /s/ Daniel Koller
Name: Daniel Koller
Title: Vice President

LENDERS:	Capital One National Association, as a Lender
By: /s/ Joseph C. Costa
Name: Joseph C. Costa
Title: Senior Vice President

CATHAY BANK, as a Lender
By: /s/ Nancy A. Moore
Name: Nancy A. Moore
Title: Senior Vice President
If a second signature is necessary:
By: N/A
Name:
Title:
Name of Fund Manager (if any):
N/A

CHANG HWA COMMERCIAL BANK LTD., NEW YORK BRANCH,
as a Lender
By: /s/ Joel Chou
Name: Joel Chou
Title: AVP & AGM
If a second signature is necessary:
By:
Name:
Title:
Name of Fund Manager (if any):

CRÉDIT INDUSTRIEL ET COMMERCIAL, NEW YORK BRANCH,
as a Lender
By: /s/ Clifford Abramsky
Name: Clifford Abramsky
Title: Managing Director
By: /s/ Gary Weiss
Name: Gary Weiss
Title: Managing Director
N/A

CITIBANK, N.A.,
as a Lender
By: /s/ James M. Walsh
Name: James M. Walsh
Title: Managing Director and Vice President

LENDERS:	CITIZENS BANK OF PENNSYLVANIA, as a Lender
By: /s/ Tracy Van Riper
Name: Tracy Van Riper
Title: Senior Vice President

CITY NATIONAL BANK OF FLORIDA,
as a Lender
By: /s/ Tyler Kurau
Name: Tyler Kurau
Title: Senior Vice President

East West Bank,
as a Lender
By: /s/ Andrew Maria
Name: Andrew Maria
Title: Senior Vice President
If a second signature is necessary:
By:
Name:
Title:

LENDERS:	FIFTH THIRD BANK, as a Lender
By: /s/ Valerie Schanzer
Name: Valerie Schanzer
Title: Managing Director

FIRST COMMERCIAL BANK, LTD., NEW YORK BRANCH,
as a Lender
By: /s/ Bill Wang
Name: Bill Wang
Title: Senior Vice President & General Manager
If a second signature is necessary:
By:
Name:
Title:
Name of Fund Manager (if any):

LENDERS:	GOLDMAN SACHS BANK USA, as a Lender
By: /s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

BLACKSTONE / GSO SECURED TRUST LTD. as a Lender
By: GSO / BLACKSTONE DEBT FUNDS MANAGEMENT LLC, as Investment Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

DELAWARE LIFE INSURANCE COMPANY
as a Lender
By: GSO / BLACKSTONE DEBT FUNDS MANAGEMENT LLC as Sub-Advisor
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

GSO JUPITER LOAN TRUST as a Lender
By: GSO CAPITAL ADVISORS LLC, As its Investment Advisor
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

GSO LOAN TRUST 2010
as a Lender
By: GSO CAPITAL ADVISORS LLC,
As its Investment Advisor
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

GSO LOAN TRUST 2011
as a Lender
By: GSO CAPITAL ADVISORS LLC, As its Investment Advisor
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

GSO SAKURA LOAN FUND 2015, A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST, as a Lender
By: GSO CAPITAL ADVISORS LLC, as its Investment Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

OPTUM BANK, INC.
as a Lender
By: GSO CAPITAL ADVISORS LLC as Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

UNITED HEALTHCARE INSURANCE COMPANY
as a Lender
By: GSO CAPITAL ADVISORS LLC as Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

XILINX HOLDING SIX LIMITED
as a Lender
By: GSO CAPITAL ADVISORS LLC, As its Investment Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LTD., NEW YORK BRANCH,
as a Lender
By: /s/ Tony Huang
Name: Tony Huang
Title: Director
If a second signature is necessary:
By: /s/ Dayi Liu
Name: Dayi Liu
Title: Director
Name of Fund Manager (if any):

LENDERS:	JPMORGAN CHASE BANK, N.A., as a Lender
By: /s/ Anthony Galea
Name: Anthony Galea
Title: Executive Director

LENDERS:	MIZUHO BANK, LTD., as a Lender
By: /s/ Daniel Guevara
Name: Daniel Guevara
Title: Authorized Signatory

THE NORTHERN TRUST COMPANY,
as a Lender
By: /s/ Joshua Metcalf
Name: Joshua Metcalf
Title: 2VP

LENDERS:	PEOPLE'S UNITED BANK, NATIONAL ASSOCIATION, as a Lender
By: /s/ James Riley
Name: James Riley
Title: Senior Vice President

LENDERS:	PNC BANK, NATIONAL ASSOCIATION, as a Lender
By: /s/ Eric H. Williams
Name: Eric H. Williams
Title: Vice President

RAYMOND JAMES BANK, N.A., as a Lender
By: /s/ Kathy Bennett
Name: Kathy Bennett
Title: SVP
If a second signature is necessary:
By:
Name:
Title:
Name of Fund Manager (if any):

LENDERS:	ROYAL BANK OF CANADA, as a Lender
By: /s/ Theodore Brown
Name: Theodore Brown
Title: Authorized Signatory

REGIONS BANK,
as a Lender
By: /s/ Kyle Husted
Name: Kyle Husted
Title: Vice President

LENDERS:	SUMITOMO MITSUI BANKING CORP., as a Lender
By: /s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

STATE BANK OF INDIA, NEW YORK,
as a Lender
By: /s/ Manoranjan Panda
Name: Manoranjan Panda
Title: VP and Head (CMC)
If a second signature is necessary:
By:
Name:
Title:
Name of Fund Manager (if any):

STIFEL BANK & TRUST,
as a Lender
By: /s/ Nathan L. Yocum
Name: Nathan L. Yocum
Title: Vice President

LENDERS:	SUNTRUST BANK, as a Lender
By: /s/ Anika Kirs
Name: Anika Kirs
Title: Vice President

TD BANK, N.A.,
as a Lender
By: /s/ Bernadette Collins
Name: Bernadette Collins
Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender
By: /s/ Richard J Ameny Jr.
Name: Richard J Ameny Jr.
Title: Vice President
If a second signature is necessary:
By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender
By: /s/ Adam Spreyer
Name: Adam Spreyer
Title: Director
If a second signature is necessary:
By:
Name:
Title:

LENDERS:	XENITH BANK, as a Lender
By: /s/ Michael C. O’Grady
Name: Michael C. O’Grady
Title: Sr. Vice President
If a second signature is necessary:
By:
Name:
Title:

LENDERS:
MIDFIRST BANK, as a Lender
By: /s/ Sherlyn Nelson
Name: Sherlyn Nelson
Title: Director

LENDERS:
BANCO DE SABADELL, S.A. - MIAMI BRANCH, as a Lender
By: /s/ Rafael Villergas
Name: Rafael Villergas
Title: Structured Finance Director

LENDERS:
UNITED BANK, as a Lender
By: /s/ Edward J. Goedecke
Name: Edward J. Goedecke
Title: Senior Vice President

TD BANK USA, N.A.,
as a Lender
By: /s/ Tina Forbes
Name: Tina Forbes
Title: Chief Administrative Officer

55 LOAN STRATEGY FUND A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST
as a Lender
By: BLACKROCK FINANCIAL MANAGEMENT INC., its Investment Manager
By: /s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

55 LOAN STRATEGY FUND SERIES 2 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST
as a Lender
By: BLACKROCK FINANCIAL MANAGEMENT INC., Its Investment Manager
By: /s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

55 LOAN STRATEGY FUND SERIES 3 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST
as a Lender
By: BLACKROCK FINANCIAL MANAGEMENT INC., Its Investment Manager
By: /s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

55 LOAN STRATEGY FUND SERIES 4 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST
as a Lender
By: BLACKROCK FINANCIAL MANAGEMENT INC., Its Investment Manager
By: /s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

ACE PROPERTY & CASUALTY INSURANCE COMPANY
as a Lender
By: BLACKROCK FINANCIAL MANAGEMENT, INC., its Investment Advisor
By: /s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

LENDERS:	AIB DEBT MANAGEMENT LIMITED, as a Lender
By: /s/ Joseph Augustini
Name: Joseph Augustini
Title: Co-Head of Leverage Lending
By: /s/ Donna Cleary
Name: Donna Cleary
Title: Director

ALLIED WORLD ASSURANCE COMPANY, LTD.
as a Lender
By: CRESCENT CAPITAL GROUP LP, its adviser
By: /s/ Brian McKeon
Name: Brian McKeon
Title: Vice President
If a second signature is necessary:
By: /s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

ALM VII, LTD., as a Lender
By: APOLLO CREDIT MANAGEMENT (CLO), LLC, as Collateral Manager
By: /s/ Joe Moroney
Name: Joe Moroney
Title: Vice President
If a second signature is necessary:
By:
Name:
Title:

ALM XVI, LTD.
as a Lender
by: APOLLO CREDIT MANAGEMENT (CLO), LLC, as its collateral manager
By: /s/ Joe Moroney
Name: Joe Moroney
Title: Vice President
If a second signature is necessary:
By:
Name:
Title:

ALM XVII, LTD.
as a Lender
by: APOLLO CREDIT MANAGEMENT (CLO), LLC, as its collateral manager
By: /s/ Joe Moroney
Name: Joe Moroney
Title: Vice President
If a second signature is necessary:
By:
Name:
Title:

AMJ BANK LOAN FUND A SERIES TRUST OF MULTIMANAGER GLOBAL INVESTMENT TRUST
as a Lender
By: BROWN BROTHERS HARRIMAN TRUST COMPANY (CAYMAN) LIMITED acting solely in its capacity as trustee of AMJ Bank Loan Fund, a series trust of Multi Manager Global Investment Trust, acting by Highbridge Principal Strategies, LLC as attorney-in-fact, and expressly on the basis that the parties agree they shall not have recourse to the assets of Multi
By: /s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President
If a second signature is necessary:
By:
Name:
Title:

AMJ BANK LOAN FUND SERIES 2 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST
as a Lender
By: /s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President
If a second signature is necessary:
By:
Name:
Title:

AMJ LOAN FUND SERIES 3 A SERIES TRUST OF MULTIMANAGER GLOBAL INVESTMENT TRUST
as a Lender
By: BROWN BROTHERS HARRIMAN TRUST COMPANY (CAYMAN) LIMITED acting solely in its capacity as trustee of AMJ Loan Fund Series 3, a series trust of Multi Manager Global Investment Trust, acting by HPS Investment Partners, LLC as attorney-in-fact
By: /s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President
If a second signature is necessary:
By:
Name:
Title:

AMJ LOAN FUND SERIES 4 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST
as a Lender
By: BROWN BROTHERS HARRIMAN TRUST COMPANY (CAYMAN) LIMITED acting solely in its capacity as trustee of AMJ Loan Fund Series 4, a series trust of Multi Manager Global Investment Trust, acting by HPS Investment Partners, LLC as attorney-in-fact
By: /s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President
If a second signature is necessary:
By:
Name:
Title:

APEX CREDIT CLO 2015-II LTD.
as a Lender
By: APEX CREDIT PARTNERS, its Asset Manager
By: /s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director
If a second signature is necessary:
By:
Name:
Title:

APEX CREDIT CLO 2017-II LTD.
as a Lender
By: APEX CREDIT PARTNERS LLC
By: /s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director
If a second signature is necessary:
By:
Name:
Title:

APOLLO AF LOAN TRUST 2012
as a Lender
By: APOLLO CREDIT MANAGEMENT (SENIOR LOANS) II, LLC, as Portfolio Manager
By: /s/ Joseph Glatt
Name: Joseph Glatt
Title: Vice President
If a second signature is necessary:
By:
Name:
Title:

ARES LOAN TRUST 2011
as a Lender
By: ARES MANAGEMENT LLC, ITS INVESTMENT MANAGER
By: /s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

ARES LOAN TRUST 2016
as a Lender
By: ARES MANAGEMENT LLC, as Investment Manager
By: /s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

ATLAS SENIOR LOAN FUND V, LTD.
as a Lender
By: CRESCENT CAPITAL GROUP LP, its adviser
By: /s/ Brian McKeon
Name: Brian McKeon
Title: Vice President
If a second signature is necessary:
By: /s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

ATLAS SENIOR LOAN FUND VI, LTD.
as a Lender
By: CRESCENT CAPITAL GROUP LP, its adviser
By: /s/ Brian McKeon
Name: Brian McKeon
Title: Vice President
If a second signature is necessary:
By: /s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

AZB FUNDING 6,
as a Lender
By: /s/ Robert Gates
Name: Robert Gates
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:
Name of Fund Manager (if any):
Aozora Bank, Ltd.

AMBITION TRUST 2011,
as a Lender
By: BARINGS LLC as Investment Manager
By: /s/ McKinney, Casey
Name: McKinney, Casey
Title: Managing Director
AMBITION TRUST 2009,
as a Lender
By: BARINGS LLC as Investment Manager
By: /s/ McKinney, Casey
Name: McKinney, Casey
Title: Managing Director
BABSON CLO LTD. 2014-II,
as a Lender
By: BARINGS LLC as Collateral Manager
By: /s/ McKinney, Casey
Name: McKinney, Casey
Title: Managing Director
BEL-AIR LOAN FUND LLC,
as a Lender
By: BARINGS LLC as Investment Adviser
By: /s/ McKinney, Casey
Name: McKinney, Casey
Title: Managing Director

BABSON CLO LTD. 2015-I
as a Lender
By: BARINGS LLC as Collateral Manager
By: /s/ McKinney, Casey
Name: McKinney, Casey
Title: Managing Director
BROWN BROTHERS HARRIMAN TRUST COMPANY (CAYMAN) LIMITED acting solely in its capacity as Trustee of BARINGS LOAN FUND SERIES 3 a Series Trust of Multi Manager Global Investment Trust,
as a Lender
By: BARINGS LLC as Investment Manager and Attorneyin-fact
By: /s/ McKinney, Casey
Name: McKinney, Casey
Title: Managing Director
The foregoing is executed on behalf of the Barings Loan Fund Series 3, organized under a Supplemental Declaration of Trust dated as of October 19, 2016, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of the Trustee. The total liability of the Trustee shall be limited to the amount of the trust property.

BANK OF CHINA, NEW YORK BRANCH,
as a Lender
By: /s/ Raymond Qiao
Name: Raymond Qiao
Title: Managing Director
If a second signature is necessary:
By:
Name:
Title:
Name of Fund Manager (if any):

BLACKSTONE / GSO SECURED TRUST LTD. as a Lender
BY: GSO / BLACKSTONE DEBT FUNDS MANAGEMENT LLC as Investment Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: authorized signatory
If a second signature is necessary:
By:
Name:
Title:

BLUE CROSS OF IDAHO HEALTH SERVICE, INC.
as a Lender
By: SEIX INVESTMENT ADVISORS LLC, as Investment Manager
By: /s/ George Goudellas G.
Name: George Goudellas G.
Title: Managing Director
If a second signature is necessary:
By:
Name:
Title:

BNPP IP CLO 2014-II, LTD., as a Lender
By: /s/ Vanessa Ritter
Name: Vanessa Ritter
Title: Portfolio Manager
If a second signature is necessary:
By:
Name:
Title:
Name of Fund Manager (if any):

BNPP IP CLO 2014-I, LTD., as a Lender
By: /s/ Vanessa Ritter
Name: Vanessa Ritter
Title: Portfolio Manager
If a second signature is necessary:
By:
Name:
Title:
Name of Fund Manager (if any):

CALIFORNIA STREET CLO XII, LTD., as a Lender
By: SYMPHONY ASSET MANAGEMENT LLC
By: /s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO
If a second signature is necessary:
By:
Name:
Title:

CATAMARAN CLO 2012-1 LTD., as a Lender
By: TRIMARAN ADVISORS, L.L.C.
By: /s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

CATAMARAN CLO 2013-1 LTD., as a Lender
By: TRIMARAN ADVISORS, L.L.C.
By: /s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

CDPQ AMERICAN FIXED INCOME V inc., as a Lender
By: /s/ Jean-Pierre Jetté
Name: Jean-Pierre Jetté
Title: Senior Portfolio Director
If a second signature is necessary:
By: James B. McMullan
Name: James B. McMullan
Title: Senior Vice-President
Name of Fund Manager (if any):

CHUBB EUROPEAN GROUP LIMITED, as a Lender
By: BLACKROCK FINANCIAL MANAGEMENT, INC., its Sub-Advisor
By: /s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

CITIZENS BANK, N.A., as a Lender
By: /s/ Natalie Foy
Name: Natalie Foy
Title: Managing Director

CITY NATIONAL ROCHDALE FIXED INCOME OPPORTUNITIES FUND, as a Lender
By: SEIX INVESTMENT ADVISORS LLC, as Subadviser
By: /s/ George Goudellas G.
Name: George Goudellas G.
Title: Managing Director
If a second signature is necessary:
By:
Name:
Title:

CONSUMER PROGRAM ADMINISTRATORS, INC, as a Lender
By: BLACKROCK FINANCIAL MANAGEMENT, INC., its Investment Manager
By: /s/ Ron Jacobi
Name: Ron Jacobi
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

CRESCENT SENIOR SECURED FLOATING RATE LOAN FUND, LLC,
as a Lender
By: CRESCENT CAPITAL GROUP LP, its adviser
By: /s/ Brian McKeon
Name: Brian McKeon
Title: Vice President
If a second signature is necessary:
By: /s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

DELAWARE LIFE INSURANCE COMPANY, as a Lender
By: GSO / BLACKSTONE DEBT FUNDS MANAGEMENT LLC, as Sub-Advisor
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

DRYDEN 30 SENIOR LOAN FUND, as a Lender
By: PGIM, INC., as Collateral Manager
By: /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President
If a second signature is necessary:
By:
Name:
Title:

DRYDEN 31 SENIOR LOAN FUND, as a Lender
By: PGIM, INC., as Collateral Manager
By: /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President
If a second signature is necessary:
By:
Name:
Title:

DRYDEN 38 SENIOR LOAN FUND, as a Lender
By: PGIM, INC., as Collateral Manager
By: /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President
If a second signature is necessary:
By:
Name:
Title:

DRYDEN 49 SENIOR LOAN FUND, as a Lender
By: PGIM, INC., as Collateral Manager
By: /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President
If a second signature is necessary:
By:
Name:
Title:

DRYDEN 50 SENIOR LOAN FUND, as a Lender
By: PGIM, INC., as Collateral Manager
By: /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President
If a second signature is necessary:
By:
Name:
Title:

DRYDEN 53 CLO LTD., as a Lender
By: PGIM, INC., as Collateral Manager
By: /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President
If a second signature is necessary:
By:
Name:
Title:

DRYDEN 54 SENIOR LOAN FUND, as a Lender
By: PGIM, INC., as Collateral Manager
By: /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President
If a second signature is necessary:
By:
Name:
Title:

DRYDEN XXVI SENIOR LOAN FUND, as a Lender
By: PGIM, INC., as Collateral Manager
By: /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President
If a second signature is necessary:
By:
Name:
Title:

DRYDEN XXVIII SENIOR LOAN FUND, as a Lender
By: PGIM, INC., as Collateral Manager
By: /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President
If a second signature is necessary:
By:
Name:
Title:

EAST WEST BANK, as a Lender
By: /s/ Andrew Maria
Name: Andrew Maria
Title: Senior Vice President
If a second signature is necessary:
By:
Name:
Title:

VARIABLE INSURANCE PRODUCTS FUND: FLOATING RATE HIGH INCOME PORTFOLIO, as a Lender
By: /s/ Stacie M. Smith
Name: Stacie M. Smith
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:
Name of Fund Manager (if any):

FIDELITY FLOATING RATE HIGH INCOME FUND FOR FIDELITY INVESTMENTS CANADA ULC AS TRUSTEE OF FIDELITY FLOATING RATE HIGH INCOME FUND, as a Lender
By: /s/ Stacie M. Smith
Name: Stacie M. Smith
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:
Name of Fund Manager (if any):

FIDELITY FLOATING RATE HIGH INCOME INVESTMENT TRUST FOR FIDELITY INVESTMENTS CANADA ULC AS TRUSTEE OF FIDELITY FLOATING RATE HIGH INCOME INVESTMENT TRUST, as a Lender
By: /s/ Stacie M. Smith
Name: Stacie M. Smith
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:
Name of Fund Manager (if any):

FIAM FLOATING RATE HIGH INCOME COMMINGLED POOL BY FIDELITY INSTITUTIONAL ASSET MANAGEMENT TRUST COMPANY AS TRUSTEE, as a Lender
By: /s/ Daniel Campbell
Name: Daniel Campbell
Title: VP
If a second signature is necessary:
By:
Name:
Title:
Name of Fund Manager (if any):

FIDELITY QUALIFYING INVESTOR FUNDS PIE BY FIAM LLC AS SUB ADVISOR, as a Lender
By: /s/ Daniel Campbell
Name: Daniel Campbell
Title: VP
If a second signature is necessary:
By:
Name:
Title:
Name of Fund Manager (if any):

GIM CREDIT MASTER LUX S.A R.L., as a Lender
By: HPS INVESTMENT PARTNERS, LLC, as Investment Manager
By: /s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President
If a second signature is necessary:
By:
Name:
Title:

GSO JUPITER LOAN TRUST, as a Lender
By: GSO CAPITAL ADVISORS LLC, as its Investment Advisor
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

GSO LOAN TRUST 2010, as a Lender
By: GSO CAPITAL ADVISORS LLC, as its Investment Advisor
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

GSO LOAN TRUST 2011, as a Lender
By: GSO CAPITAL ADVISORS LLC, as its Investment Advisor
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

GSO SAKURA LOAN FUND 2015, A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST, as a Lender
By: GSO CAPITAL ADVISORS LLC, as its Investment Advisor
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

HALCYON LOAN ADVISORS FUNDING 2014-1, LTD., as a Lender
By: HALCYON LOAN ADVISORS 2014-1 LLC, as collateral manager
By: /s/ David Martino
Name: David Martino
Title: Controller
If a second signature is necessary:
By:
Name:
Title:

HALCYON LOAN ADVISORS FUNDING 2014-2 LTD., as a Lender
By: HALCYON LOAN ADVISORS 2014-2 LLC, as collateral manager
By: /s/ David Martino
Name: David Martino
Title: Controller
If a second signature is necessary:
By:
Name:
Title:

HALCYON LOAN ADVISORS FUNDING 2014-3 LTD, as a Lender
By: HALCYON LOAN ADVISORS 2014-3 LLC, as collateral manager
By: /s/ David Martino
Name: David Martino
Title: Controller
If a second signature is necessary:
By:
Name:
Title:

HALCYON LOAN ADVISORS FUNDING 2015-1 LTD, as a Lender
By: HALCYON LOAN ADVISORS 2015-1 LLC, as collateral manager
By: /s/ David Martino
Name: David Martino
Title: Controller
If a second signature is necessary:
By:
Name:
Title:

HALCYON LOAN ADVISORS FUNDING 2015-2 LTD., as a Lender
By: /s/ David Martino
Name: David Martino
Title: Controller
If a second signature is necessary:
By:
Name:
Title:

HALCYON LOAN ADVISORS FUNDING 2015-3 LTD, as a Lender
By: HALCYON LOAN ADVISORS 2015-3 LLC, as Collateral Manager
By: /s/ David Martino
Name: David Martino
Title: Controller
If a second signature is necessary:
By:
Name:
Title:

HALCYON LOAN ADVISORS FUNDING 2017-1 LTD, as a Lender
By: HALCYON LOAN ADVISORS A LLC, as Collateral Manager
By: /s/ David Martino
Name: David Martino
Title: Controller
If a second signature is necessary:
By:
Name:
Title:

HIGHBRIDGE LOAN MANAGEMENT 7-2015, LTD., as a Lender
By: HPS INVESTMENT PARTNERS, LLC, its Collateral Manager
By: /s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President
If a second signature is necessary:
By:
Name:
Title:

HIGHBRIDGE LOAN MANAGEMENT 8-2016, LTD., as a Lender
By: HPS INVESTMENT PARTNERS, LLC, as the Collateral Manager
By: /s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President
If a second signature is necessary:
By:
Name:
Title:

HOUSTON CASUALTY COMPANY, as a Lender
By: BLACKROCK INVESTMENT MANAGEMENT, LLC, its Investment Manager
By: /s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

HPS LOAN MANAGEMENT 10-2016, LTD., as a Lender
By: HPS INVESTMENT PARTNERS, LLC, its Investment Manager
By: /s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President
If a second signature is necessary:
By:
Name:
Title:

HPS LOAN MANAGEMENT 11-2017, LTD., as a Lender
By: HPS INVESTMENT PARTNERS, LLC, as the Collateral Manager
By: /s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President
If a second signature is necessary:
By:
Name:
Title:

HPS LOAN MANAGEMENT 9-2016 , LTD., as a Lender
By: HPS INVESTMENT PARTNERS, LLC, as the Collateral Manager
By: /s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President
If a second signature is necessary:
By:
Name:
Title:

ICM GLOBAL FLOATING RATE INCOME LIMITED, as a Lender
By: INVESTCORP CREDIT MANAGEMENT US LLC, as the US Investment Manager
By: /s/ David Nadeau
Name: David Nadeau
Title: Portfolio Manager
If a second signature is necessary:
By:
Name:
Title:

ICM SENIOR LOAN FUND, L.P., as a Lender
By: INVESTCORP CREDIT MANAGEMENT US LLC, as Portfolio Manager
By: /s/ David Nadeau
Name: David Nadeau
Title: Portfolio Manager
If a second signature is necessary:
By:
Name:
Title:

ILLINOIS STATE BOARD OF INVESTMENT, as a Lender
By: CRESCENT CAPITAL GROUP LP, its adviser
By: /s/ Brian McKeon
Name: Brian McKeon
Title: Vice President
If a second signature is necessary:
By: /s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

INDUSTRIAL AND COMMERCIAL BANK OF CHINA NEW YORK BRANCH, as a Lender
By: /s/ Tony Huang
Name: Tony Huang
Title: Director
If a second signature is necessary:
By: /s/ Dayi Liu
Name: Dayi Liu
Title: Director
Name of Fund Manager (if any):
n/a

JAMESTOWN CLO VI LTD., as a Lender
By: 3I DEBT MANAGEMENT U.S. LLC, as Portfolio Manager
By: /s/ David Nadeau
Name: David Nadeau
Title: Portfolio Manager
If a second signature is necessary:
By:
Name:
Title:

JAMESTOWN CLO VII LTD., as a Lender
By: 3I DEBT MANAGEMENT U.S. LLC, as Portfolio Manager
By: /s/ David Nadeau
Name: David Nadeau
Title: Portfolio Manager
If a second signature is necessary:
By:
Name:
Title:

JAMESTOWN CLO VIII LTD., as a Lender
By: 3I DEBT MANAGEMENT U.S. LLC, as Portfolio Manager
By: /s/ David Nadeau
Name: David Nadeau
Title: Portfolio Manager
If a second signature is necessary:
By:
Name:
Title:

JFIN CLO 2013 LTD., as a Lender
By: APEX CREDIT PARTNERS LLC, as Portfolio Manager
By: /s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director
If a second signature is necessary:
By:
Name:
Title:

JFIN CLO 2014 LTD, as a Lender
By: APEX CREDIT PARTNERS LLC, as Portfolio Manager
By: /s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director
If a second signature is necessary:
By:
Name:
Title:

JFIN CLO 2014-II LTD., as a Lender
By: APEX CREDIT PARTNERS LLC, as Portfolio Manager
By: /s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director
If a second signature is necessary:
By:
Name:
Title:

JFIN CLO 2015 LTD., as a Lender
By: APEX CREDIT PARTNERS LLC, as Portfolio Manager
By: /s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director
If a second signature is necessary:
By:
Name:
Title:

JFIN US INVESTMENT GRADE & LEVERAGED LOAN BUY AND MAINTAIN FUND (FX AND IR HEDGED), as a Lender
By: BLACKROCK FINANCIAL MANAGEMENT, INC., as Investment Manager
By: /s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

LEVERAGED LOAN (JPY HEDGED) FUND A SERIES TRUST OF CAYMAN WORLD INVEST TRUST, as a Lender
By: PGIM, INC., as Investment Manager
By: /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President
If a second signature is necessary:
By:
Name:
Title:

LIQUID LOAN OPPORTUNITIES MASTER FUND, L.P., as a Lender
By: HPS INVESTMENT PARTNERS, LLC, as Investment Manager
By: /s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President
If a second signature is necessary:
By:
Name:
Title:

MATTERHORN LOAN TRUST 2015, as a Lender
By: CREDIT SUISSE ASSET MANAGEMENT, LLC AS INVESTMENT MANAGER FOR BNY MELLON TRUST COMPANY (CAYMAN) LTD., the trustee for Matterhorn Loan Trust 2015
By: /s/ Louis Farano
Name: Louis Farano
Title: Managing Director
If a second signature is necessary:
By:
Name:
Title:

MENARD, INC., as a Lender
By: SYMPHONY ASSET MANAGEMENT LLC
By: /s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO
If a second signature is necessary:
By:
Name:
Title:

MP CLO V, LTD., as a Lender
By: MP CLO MANAGEMENT LLC, its Manager
By: /s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO
If a second signature is necessary:
By:
Name:
Title:

MUNICIPAL EMPLOYEES' ANNUITY AND BENEFIT FUND OF CHICAGO, as a Lender
By: SYMPHONY ASSET MANAGEMENT LLC
By: /s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO
If a second signature is necessary:
By:
Name:
Title:

NATIONAL ELECTRICAL BENEFIT FUND, as a Lender
By: CRESCENT CAPITAL GROUP LP, its adviser
By: /s/ Brian McKeon
Name: Brian McKeon
Title: Vice President
If a second signature is necessary:
By: /s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

NATIONAL PENSION SERVICE, as a Lender
By: ARES CAPITAL MANAGEMENT III LLC, its Investment Manager
By: /s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

NUVEEN DIVERSIFIED DIVIDEND & INCOME FUND, as a Lender
By: SYMPHONY ASSET MANAGEMENT LLC
By: /s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO
If a second signature is necessary:
By:
Name:
Title:

NUVEEN FLOATING RATE INCOME FUND, as a Lender
By: SYMPHONY ASSET MANAGEMENT LLC
By: /s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO
If a second signature is necessary:
By:
Name:
Title:

NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND, as a Lender
By: SYMPHONY ASSET MANAGEMENT LLC
By: /s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO
If a second signature is necessary:
By:
Name:
Title:

NUVEEN SENIOR INCOME FUND, as a Lender
By: SYMPHONY ASSET MANAGEMENT LLC
By: /s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO
If a second signature is necessary:
By:
Name:
Title:

NUVEEN SHORT DURATION CREDIT OPPORTUNITIES FUND, as a Lender
By: SYMPHONY ASSET MANAGEMENT LLC
By: /s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO
If a second signature is necessary:
By:
Name:
Title:

OCP CLO 2013-4, LTD., as a Lender
By: ONEX CREDIT PARTNERS, LLC, as Portfolio Manager
By: /s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager
If a second signature is necessary:
By:
Name:
Title:

OCP CLO 2014-5, LTD., as a Lender
By: ONEX CREDIT PARTNERS, LLC, as Portfolio Manager
By: /s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager
If a second signature is necessary:
By:
Name:
Title:

OCP CLO 2014-6, LTD., as a Lender
By: ONEX CREDIT PARTNERS, LLC, as Portfolio Manager
By: /s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager
If a second signature is necessary:
By:
Name:
Title:

OCP CLO 2014-7, LTD., as a Lender
By: ONEX CREDIT PARTNERS, LLC, as Portfolio Manager
By: /s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager
If a second signature is necessary:
By:
Name:
Title:

OCP CLO 2015-10, LTD., as a Lender
By: ONEX CREDIT PARTNERS, LLC, as Portfolio Manager
By: /s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager
If a second signature is necessary:
By:
Name:
Title:

OCP CLO 2015-8, LTD., as a Lender
By: ONEX CREDIT PARTNERS, LLC, as Portfolio Manager
By: /s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager
If a second signature is necessary:
By:
Name:
Title:

OCP CLO 2015-9, LTD., as a Lender
By: ONEX CREDIT PARTNERS, LLC, as Portfolio Manager
By: /s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager
If a second signature is necessary:
By:
Name:
Title:

OCTAGON INVESTMENT PARTNERS 24, LTD., as a Lender
By: OCTAGON CREDIT INVESTORS, LLC, as Collateral Manager
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration
If a second signature is necessary:
By:
Name:
Title:

OCTAGON INVESTMENT PARTNERS 25, LTD., as a Lender
By: OCTAGON CREDIT INVESTORS, LLC, as Collateral Manager
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration
If a second signature is necessary:
By:
Name:
Title:

OCTAGON INVESTMENT PARTNERS 26, LTD., as a Lender
By: OCTAGON CREDIT INVESTORS, LLC, as Collateral Manager
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration
If a second signature is necessary:
By:
Name:
Title:

OCTAGON INVESTMENT PARTNERS XIX, LTD., as a Lender
By: OCTAGON CREDIT INVESTORS, LLC
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration
If a second signature is necessary:
By:
Name:
Title:

OCTAGON INVESTMENT PARTNERS XIX, LTD., as a Lender
By: OCTAGON CREDIT INVESTORS, LLC
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration
If a second signature is necessary:
By:
Name:
Title:

OCTAGON INVESTMENT PARTNERS XV, LTD., as a Lender
By: OCTAGON CREDIT INVESTORS, LLC, as Collateral Manager
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration
If a second signature is necessary:
By:
Name:
Title:

OCTAGON INVESTMENT PARTNERS XVII, LTD., as a Lender
By: OCTAGON CREDIT INVESTORS, LLC, as Collateral Manager
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration
If a second signature is necessary:
By:
Name:
Title:

OCTAGON INVESTMENT PARTNERS XVIII, LTD., as a Lender
By: OCTAGON CREDIT INVESTORS, LLC, as Collateral Manager
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration
If a second signature is necessary:
By:
Name:
Title:

OCTAGON INVESTMENT PARTNERS XX, LTD., as a Lender
By: OCTAGON CREDIT INVESTORS, LLC, as Collateral Manager
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration
If a second signature is necessary:
By:
Name:
Title:

OCTAGON INVESTMENT PARTNERS XXII, LTD., as a Lender
By: OCTAGON CREDIT INVESTORS, LLC, as Collateral Manager
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration
If a second signature is necessary:
By:
Name:
Title:

OCTAGON INVESTMENT PARTNERS XXIII, LTD., as a Lender
By: OCTAGON CREDIT INVESTORS, LLC, as Collateral Manager
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration
If a second signature is necessary:
By:
Name:
Title:

OCTAGON LOAN FUNDING, LTD., as a Lender
By: OCTAGON CREDIT INVESTORS, LLC, as Collateral Manager
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration
If a second signature is necessary:
By:
Name:
Title:

OCTAGON LOAN TRUST 2010, as a Lender
By: OCTAGON CREDIT INVESTORS, LLC, AS INVESTMENT MANAGER ON BEHALF OF THE BANK OF NEW YORK TRUST COMPANY (CAYMAN) LIMITED, as Trustee of Octagon Loan Trust 2010
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration
If a second signature is necessary:
By:
Name:
Title:

OPTUM BANK, INC., as a Lender
By: GSO CAPITAL ADVISORS LLC, as Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

OZLM FUNDING II, LTD., as a Lender
By: OCH-ZIFF LOAN MANAGEMENT LP, its portfolio manager
By: OCH-ZIFF LOAN MANAGEMENT LLC, its general partner
By: /s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO
If a second signature is necessary:
By:
Name:
Title:

OZLM FUNDING III, LTD., as a Lender
By: OCH-ZIFF LOAN MANAGEMENT LP, its portfolio manager
By: OCH-ZIFF LOAN MANAGEMENT LLC, its general partner
By: /s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO
If a second signature is necessary:
By:
Name:
Title:

OZLM FUNDING, LTD., as a Lender
By: OZ CLO MANAGEMENT LLC, its portfolio manager
By: /s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO
If a second signature is necessary:
By:
Name:
Title:

OZLM IX, LTD., as a Lender
By: OCH-ZIFF LOAN MANAGEMENT LP, its collateral manager
By: OCH-ZIFF LOAN MANAGEMENT LLC, its general partner
By: /s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO
If a second signature is necessary:
By:
Name:
Title:

OZLM VII, LTD., as a Lender
By: OCH-ZIFF LOAN MANAGEMENT LP, its collateral manager
By: OCH-ZIFF LOAN MANAGEMENT LLC, its general partner
By: /s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO
If a second signature is necessary:
By:
Name:
Title:

OZLM VIII, LTD., as a Lender
By: OCH-ZIFF LOAN MANAGEMENT LP, its collateral manager
By: OCH-ZIFF LOAN MANAGEMENT LLC, its general partner
By: /s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO
If a second signature is necessary:
By:
Name:
Title:

OZLM XI, LTD., as a Lender
By: OCH-ZIFF LOAN MANAGEMENT LP, its collateral manager
By: OCH-ZIFF LOAN MANAGEMENT LLC, its general partner
By: /s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO
If a second signature is necessary:
By:
Name:
Title:

OZLM XII, LTD., as a Lender
By: OCH-ZIFF LOAN MANAGEMENT LP, its collateral manager
By: OCH-ZIFF LOAN MANAGEMENT LLC, its general partner
By: /s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO
If a second signature is necessary:
By:
Name:
Title:

OZLM XIII, LTD., as a Lender
By: OCH-ZIFF LOAN MANAGEMENT LP, its collateral manager
By: OCH-ZIFF LOAN MANAGEMENT LLC, its general partner
By: /s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO
If a second signature is necessary:
By:
Name:
Title:

OZLM XIV, LTD., as a Lender
By: OCH-ZIFF LOAN MANAGEMENT LP, its collateral manager
By: OCH-ZIFF LOAN MANAGEMENT LLC, its general partner
By: /s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO
If a second signature is necessary:
By:
Name:
Title:

PENSIONDANMARK PENSIONSFORSIKRINGSAKTIESELSKAB, as a Lender
By: SYMPHONY ASSET MANAGEMENT LLC
By: /s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO
If a second signature is necessary:
By:
Name:
Title:

PRINCIPAL DIVERSIFIED REAL ASSET CIT, as a Lender
By: SYMPHONY ASSET MANAGEMENT LLC
By: /s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO
If a second signature is necessary:
By:
Name:
Title:

PRINCIPAL FUNDS INC, - DIVERSIFIED REAL ASSET FUND, as a Lender
By: SYMPHONY ASSET MANAGEMENT LLC
By: /s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO
If a second signature is necessary:
By:
Name:
Title:

RAYMOND JAMES BANK, N.A., as a Lender
By: /s/ Kathy Bennett
Name: Kathy Bennett
Title: SVP
If a second signature is necessary:
By:
Name:
Title:
Name of Fund Manager (if any):

ROYAL BANK OF CANADA, as a Lender
By: /s/ Suzanne Kaichel
Name: Suzanne Kaichel
Title: Attorney-in-Fact, Royal Bank of Canada
If a second signature is necessary:
By:
Name:
Title:
Name of Fund Manager (if any):

RENAISSANCE TRUST 2009, as a Lender
By: HPS INVESTMENT PARTNERS LLC, Its Sub-Investment Manager
By: /s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President
If a second signature is necessary:
By:
Name:
Title:

SEIX MULTI-SECTOR ABSOLUTE RETURN FUND L.P., as a Lender
By: SEIX MULTI-SECTOR ABSOLUTE RETURN FUND GP LLC, in its capacity as sole general partner
By: SEIX INVESTMENT ADVISORS LLC, its sole member
By: /s/ George Goudellas G.
Name: George Goudellas G.
Title: Managing Director
If a second signature is necessary:
By:
Name:
Title:

SOUND POINT CLO II, LTD, as a Lender
By: SOUND POINT CAPITAL MANAGEMENT, LP as Collateral Manager
By: /s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

SOUND POINT CLO III, LTD, as a Lender
By: SOUND POINT CAPITAL MANAGEMENT, LP as Collateral Manager
By: /s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

SOUND POINT CLO IV, LTD, as a Lender
By: SOUND POINT CAPITAL MANAGEMENT, LP as Collateral Manager
By: /s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

SOUND POINT CLO IX, LTD, as a Lender
By: /s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

SOUND POINT CLO V, LTD., as a Lender
By: SOUND POINT CAPITAL MANAGEMENT, LP as Collateral Manager
By: /s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

SOUND POINT CLO VI, LTD., as a Lender
By: SOUND POINT CAPITAL MANAGEMENT, LP as Collateral Manager
By: /s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

SOUND POINT CLO VII, LTD., as a Lender
By: SOUND POINT CAPITAL MANAGEMENT, LP as Collateral Manager
By: /s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

SOUND POINT CLO VIII, LTD., as a Lender
By: SOUND POINT CAPITAL MANAGEMENT, LP as Collateral Manager
By: /s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

SOUND POINT CLO XI, LTD., as a Lender
By: SOUND POINT CAPITAL MANAGEMENT, LP as Collateral Manager
By: /s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

SOUND POINT CLO XII, LTD., as a Lender
By: SOUND POINT CAPITAL MANAGEMENT, LP as Collateral Manager
By: /s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

SOUND POINT CLO XV, LTD, as a Lender
By: SOUND POINT CAPITAL MANAGEMENT, LP as Collateral Manager
By: /s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

SOUND POINT CLO XVI, LTD, as a Lender
By: SOUND POINT CAPITAL MANAGEMENT, LP as Collateral Manager
By: /s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

STATE STREET BANK AND TRUST COMPANY, as a Lender
By: /s/ Pallo Blum-Tucker
Name: Pallo Blum-Tucker
Title: Vice President
If a second signature is necessary:
By:
Name:
Title:
Name of Fund Manager (if any):

STONE TOWER LOAN TRUST 2010, as a Lender
By: APOLLO FUND MANAGEMENT LLC, As its Investment Manager
By: /s/ Joseph Glatt
Name: Joseph Glatt
Title: Vice President
If a second signature is necessary:
By:
Name:
Title:

STONE TOWER LOAN TRUST 2011, as a Lender
By: APOLLO FUND MANAGEMENT LLC, as its Investment Manager
By: /s/ Joseph Glatt
Name: Joseph Glatt
Title: Vice President
If a second signature is necessary:
By:
Name:
Title:

SUMITOMO MITSUI TRUST BANK, LIMITED, NEW YORK BRANCH, as a Lender
By: /s/ Albert C. Tew II
Name: Albert C. Tew II
Title: Senior Vice President, Americas Finance

SYMPHONY CLO XIV, LTD, as a Lender
By: SYMPHONY ASSET MANAGEMENT LLC
By: /s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO
If a second signature is necessary:
By:
Name:
Title:

SYMPHONY CLO XV, LTD, as a Lender
By: SYMPHONY ASSET MANAGEMENT LLC
By: /s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO
If a second signature is necessary:
By:
Name:
Title:

SYMPHONY CLO XVI, LTD, as a Lender
By: SYMPHONY ASSET MANAGEMENT LLC
By: /s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO
If a second signature is necessary:
By:
Name:
Title:

SYMPHONY FLOATING RATE SENIOR LOAN FUND, as a Lender
By: SYMPHONY ASSET MANAGEMENT LLC
By: /s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO
If a second signature is necessary:
By:
Name:
Title:

TEACHERS ADVISORS, INC., ON BEHALF OF TIAA-CREF BOND FUND, as a Lender
By: /s/ Anders Persson
Name: Anders Persson
Title: Managing Director
If a second signature is necessary:
By:
Name:
Title:

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, as a Lender
By: /s/ Anders Persson
Name: Anders Persson
Title: Managing Director
If a second signature is necessary:
By:
Name:
Title:

THE WESTERN AND SOUTHERN LIFE INSURANCE COMPANY, as a Lender
By: /s/ Bernie M. Casey
Name: Bernie M. Casey
Title: AVP & Senior Credit Analyst
If a second signature is necessary:
By:
Name:
Title:

TIAA STABLE VALUE ANNUITY, as a Lender
By: /s/ Anders Persson
Name: Anders Persson
Title: Managing Director
If a second signature is necessary:
By:
Name:
Title:

U.S. SPECIALTY INSURANCE COMPANY, as a Lender
By: BLACKROCK INVESTMENT MANAGEMENT, LLC, its Investment Manager
By: /s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

UNITED HEALTHCARE INSURANCE COMPANY, as a Lender
By: GSO CAPITAL ADVISORS LLC, as Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

US BANK N.A., SOLELY AS TRUSTEE OF THE DOLL TRUST (FOR QUALIFIED INSTITUTIONAL INVESTORS ONLY), (AND NOT IN ITS INDIVIDUAL CAPACITY), as a Lender
By: OCTAGON CREDIT INVESTORS, LLC, as Portfolio Manager
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration
If a second signature is necessary:
By:
Name:
Title:

VENTURE XII CLO, LIMITED, as a Lender
By: MJX VENTURE MANAGEMENT LLC, its investment advisor
By: /s/ Michael Regan
Name: Michael Regan
Title: Managing Director
If a second signature is necessary:
By:
Name:
Title:

VENTURE XIII CLO, LIMITED, as a Lender
By: MJX ASSET MANAGEMENT LLC, its investment advisor
By: /s/ Michael Regan
Name: Michael Regan
Title: Managing Director
If a second signature is necessary:
By:
Name:
Title:

VENTURE XIV CLO, LIMITED, as a Lender
By: MJX ASSET MANAGEMENT LLC, its investment advisor
By: /s/ Michael Regan
Name: Michael Regan
Title: Managing Director
If a second signature is necessary:
By:
Name:
Title:

VENTURE XIX CLO, LIMITED, as a Lender
By: MJX ASSET MANAGEMENT LLC, its investment advisor
By: /s/ Michael Regan
Name: Michael Regan
Title: Managing Director
If a second signature is necessary:
By:
Name:
Title:

VENTURE XV CLO, LIMITED, as a Lender
By: MJX ASSET MANAGEMENT LLC, its investment advisor
By: /s/ Michael Regan
Name: Michael Regan
Title: Managing Director
If a second signature is necessary:
By:
Name:
Title:

VENTURE XVI CLO, LIMITED, as a Lender
By: MJX ASSET MANAGEMENT LLC, its investment advisor
By: /s/ Michael Regan
Name: Michael Regan
Title: Managing Director
If a second signature is necessary:
By:
Name:
Title:

VENTURE XVII CLO, LIMITED, as a Lender
By: MJX ASSET MANAGEMENT LLC, its investment advisor
By: /s/ Michael Regan
Name: Michael Regan
Title: Managing Director
If a second signature is necessary:
By:
Name:
Title:

VENTURE XVIII CLO, LIMITED, as a Lender
By: MJX ASSET MANAGEMENT LLC, its investment advisor
By: /s/ Michael Regan
Name: Michael Regan
Title: Managing Director
If a second signature is necessary:
By:
Name:
Title:

VENTURE XX CLO, LIMITED, as a Lender
By: MJX ASSET MANAGEMENT LLC, its investment advisor
By: /s/ Michael Regan
Name: Michael Regan
Title: Managing Director
If a second signature is necessary:
By:
Name:
Title:

VENTURE XXI CLO, LIMITED, as a Lender
By: MJX ASSET MANAGEMENT LLC, its investment advisor
By: /s/ Michael Regan
Name: Michael Regan
Title: Managing Director
If a second signature is necessary:
By:
Name:
Title:

VIRTUS SEIX FLOATING RATE HIGH INCOME FUND, as a Lender
By: SEIX INVESTMENT ADVISORS LLC, as Subadviser
By: /s/ George Goudellas G.
Name: George Goudellas G.
Title: Managing Director
If a second signature is necessary:
By:
Name:
Title:

VOYA CLO 2012-4, LTD., as a Lender
By: VOYA ALTERNATIVE ASSET MANAGEMENT LLC, as its investment manager
By: /s/ Joseph Laguna
Name: Joseph Laguna
Title: Vice President - Portfolio Manager
If a second signature is necessary:
By:
Name:
Title:

VOYA CLO 2013-2, LTD., as a Lender
By: VOYA ALTERNATIVE ASSET MANAGEMENT LLC, as its investment manager
By: /s/ Joseph Laguna
Name: Joseph Laguna
Title: Vice President - Portfolio Manager
If a second signature is necessary:
By:
Name:
Title:

VOYA CLO 2013-3, LTD., as a Lender
By: VOYA ALTERNATIVE ASSET MANAGEMENT LLC, as its investment manager
By: /s/ Joseph Laguna
Name: Joseph Laguna
Title: Vice President - Portfolio Manager
If a second signature is necessary:
By:
Name:
Title:

VOYA CLO 2014-1, LTD., as a Lender
By: VOYA ALTERNATIVE ASSET MANAGEMENT LLC, as its investment manager
By: /s/ Joseph Laguna
Name: Joseph Laguna
Title: Vice President - Portfolio Manager
If a second signature is necessary:
By:
Name:
Title:

VOYA CLO 2014-2, LTD., as a Lender
By: VOYA ALTERNATIVE ASSET MANAGEMENT LLC, as its investment manager
By: /s/ Joseph Laguna
Name: Joseph Laguna
Title: Vice President - Portfolio Manager
If a second signature is necessary:
By:
Name:
Title:

VOYA CLO 2014-3, LTD., as a Lender
By: VOYA ALTERNATIVE ASSET MANAGEMENT LLC, as its investment manager
By: /s/ Joseph Laguna
Name: Joseph Laguna
Title: Vice President - Portfolio Manager
If a second signature is necessary:
By:
Name:
Title:

VOYA CLO 2014-4, LTD., as a Lender
By: VOYA ALTERNATIVE ASSET MANAGEMENT LLC, as its investment manager
By: /s/ Joseph Laguna
Name: Joseph Laguna
Title: Vice President - Portfolio Manager
If a second signature is necessary:
By:
Name:
Title:

VOYA CLO 2015-1, LTD., as a Lender
By: VOYA ALTERNATIVE ASSET MANAGEMENT LLC, as its investment manager
By: /s/ Joseph Laguna
Name: Joseph Laguna
Title: Vice President - Portfolio Manager
If a second signature is necessary:
By:
Name:
Title:

VOYA CLO 2015-2, LTD., as a Lender
By: VOYA ALTERNATIVE ASSET MANAGEMENT LLC, as its investment manager
By: /s/ Joseph Laguna
Name: Joseph Laguna
Title: Vice President - Portfolio Manager
If a second signature is necessary:
By:
Name:
Title:

VOYA CLO 2015-3, LTD., as a Lender
By: VOYA ALTERNATIVE ASSET MANAGEMENT LLC, as its investment manager
By: /s/ Joseph Laguna
Name: Joseph Laguna
Title: Vice President - Portfolio Manager
If a second signature is necessary:
By:
Name:
Title:

VOYA CLO 2016-1, LTD., as a Lender
By: VOYA ALTERNATIVE ASSET MANAGEMENT LLC, as its investment manager
By: /s/ Joseph Laguna
Name: Joseph Laguna
Title: Vice President - Portfolio Manager
If a second signature is necessary:
By:
Name:
Title:

VOYA CLO 2016-2, LTD., as a Lender
By: VOYA ALTERNATIVE ASSET MANAGEMENT LLC, as its investment manager
By: /s/ Joseph Laguna
Name: Joseph Laguna
Title: Vice President - Portfolio Manager
If a second signature is necessary:
By:
Name:
Title:

VOYA CLO 2016-3, LTD., as a Lender
By: VOYA ALTERNATIVE ASSET MANAGEMENT LLC, as its investment manager
By: /s/ Joseph Laguna
Name: Joseph Laguna
Title: Vice President - Portfolio Manager
If a second signature is necessary:
By:
Name:
Title:

VOYA CLO 2016-4, LTD., as a Lender
By: VOYA ALTERNATIVE ASSET MANAGEMENT LLC, as its investment manager
By: /s/ Joseph Laguna
Name: Joseph Laguna
Title: Vice President - Portfolio Manager
If a second signature is necessary:
By:
Name:
Title:

VOYA CLO 2017-1, LTD., as a Lender
By: VOYA ALTERNATIVE ASSET MANAGEMENT LLC, as its investment manager
By: /s/ Joseph Laguna
Name: Joseph Laguna
Title: Vice President - Portfolio Manager
If a second signature is necessary:
By:
Name:
Title:

WM POOL - HIGH YIELD FIXED INTEREST TRUST, as a Lender
By: /s/ Patricia Charles
Name: Patricia Charles
Title: Associate
If a second signature is necessary:
By:
Name:
Title:

XILINX HOLDING SIX LIMITED, as a Lender
By: GSO CAPITAL ADVISORS LLC, as its Investment Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

ZURICH AMERICAN LIFE INSURANCE COMPANY, as a Lender
By: BLACKROCK FINANCIAL MANAGEMENT INC., its Investment Advisor
By: /s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

EXHIBIT A
Cover Page of Amended Credit Agreement

[See attached.]

CREDIT AGREEMENT

Dated as of November 27, 2015

(and amended by the First Amendment to Credit Agreement dated as of November 30, 2016, the
Second Amendment to Credit Agreement dated as of June 15, 2017 and the
Third Amendment to Credit Agreement dated as of December 29, 2017)

among

CSRA INC.
(formerly known as Computer Sciences Government Services Inc.)
as the Company

THE GUARANTORS REFERRED TO HEREIN

THE LENDERS REFERRED TO HEREIN
as Lenders

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
as Pro Rata Administrative Agent

ROYAL BANK OF CANADA
as Term Loan B Administrative Agent

MUFG UNION BANK, N.A.
as Collateral Agent

ROYAL BANK OF CANADA
as Syndication Agent for the Pro Rata Facilities

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
as Syndication Agent for the Term Loan B Facility

BANK OF AMERICA, N.A.
and
THE BANK OF NOVA SCOTIA
as Co-Documentation Agents

CAPITAL ONE NATIONAL ASSOCIATION, FIFTH THIRD BANK, OHIO BANKING CORPORATION, PNC CAPITAL MARKETS LLC, SUMITOMO MITSUI BANKING CORPORATION, SUNTRUST ROBINSON HUMPHREY, INC., TD BANK N.A., U.S. BANK NATIONAL ASSOCIATION and WELLS FARGO SECURITIES, LLC as Senior Managing Agents

and

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., RBC CAPITAL MARKETS, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, THE BANK OF NOVA SCOTIA, JPMORGAN CHASE BANK, N.A. and
MIZUHO BANK, LTD.as Arrangers

SCHEDULE I
Incremental Term Loan B Commitment

Incremental Term Loan B Lender	Incremental Term Loan B Commitment
Royal Bank of Canada	$100,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$100,000,000
Total	$200,000,000